FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 13, 2000 (the "Amendment Date"), is made among (i) AVADO BRANDS, INC., as "Borrower"; (ii) WACHOVIA BANK, NATIONAL ASSOCIATION, FLEET NATIONAL BANK, successor in interest to BANKBOSTON, N.A., and the other parties listed as a "Bank" or the "Banks" on the signature page(s) hereof, as "Banks"; (iii) WACHOVIA BANK, NATIONAL ASSOCIATION, as "Administrative Agent" for the Banks, the "Syndication Agent," as defined below, and itself; and (iv) FLEET NATIONAL BANK, successor in interest to BANKBOSTON, N.A., as "Syndication Agent" for the Banks. The Borrower, the Banks, the Administrative Agent and the Syndication Agent are hereinafter called, collectively, the "Parties." The Parties are parties to a Credit Agreement, dated as of June 22, 1999 (which, as modified and amended to date, is hereinafter called the "Credit Agreement"). The Parties are entering into this Amendment for the purpose of further modifying and amending the Credit Agreement in the manner specified below.

     Accordingly, for value received, intending to be legally bound, the Parties agree as follows:

1.       Definitions.
--------------------

     1.1. Terms Incorporated by Reference. Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Credit Agreement (including those existing defined terms modified pursuant to Section 1.2 below and those new defined terms added thereto pursuant to Section
1.3 below).

     1.2. Modification of Certain Terms.

     A. The existing definition of the term "Fixed Charge Coverage Ratio," which is set in Section 1.1 of the Credit Agreement, shall be deleted in its entirety, and the following revised definition of "Fixed Charge Coverage Ratio" shall be substituted in its place (in keeping with the Borrower's stated intention to exercise its right to suspend the making of further cash distributions in respect of the TECONS in accordance with the terms thereof):

     "Fixed Charge Coverage Ratio" shall mean, for any fiscal period, the ratio which (A) the sum of (i) EBITDAR for such period plus (ii) the sum (without duplication) of (a) any dividends paid in respect of Redeemable Preferred Stock during such period, plus (b) any payments made or accrued during such period (howsoever denominated or construed) in respect of any TECONS in such period, regardless of maturity or the timing of any redemption or repurchase rights granted in regard thereto (the foregoing herein called "TECONS Payments"), bears to (B) the sum (without duplication), for the same such period, of: (i) any dividends paid in respect to Redeemable Preferred Stock, plus (ii) that portion of any TECONS Payments actually paid in cash; plus (iii) operating lease expense; plus (iv) interest expense; plus (v) all payments made (including payments made in settlement of existing obligations or claims) under, or in respect of, interest rate "hedge," "swap," "collar" or similar arrangements, whether now or hereafter existing, including, but not limited to, those expressly permitted to exist under clause (ix) of Section 5.21; in each case, for the Borrower and its Consolidated Subsidiaries for the same such period; all as determined under GAAP.

     B. The existing  definition of the term "Total Debt," which is set forth in
Section 1.1 of the Credit Agreement, shall be amended by adding thereto, at the end thereof, the following:

     provided, however, that notwithstanding the foregoing, in making the foregoing calculation there shall be excluded from clause (iii) above, concerning, Debts, liabilities and obligations which are Guaranteed, any Guarantee by the Borrower or any Subsidiary given in respect of any of the former Applebee's locations owned or operated by the Borrower or any such Subsidiary.

     1.3. Introduction of Additional Terms. The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

     "Existing Equipment Lease" shall mean the Master Equipment Lease Agreement, dated as of September 24, 1997 (Apple South Trust No. 97-1), between the Existing Equipment Lessor, as "Owner Trustee" and "Lessor" thereunder, and the Borrower, as "Lessee" thereunder, together with all exhibits and schedules thereto, and all modifications and amendments thereto.

     "Existing Equipment Lessor" shall mean First Security Bank, National Association, not individually, but solely as "Owner Trustee" under Apple South Trust No. 97-1; and its successors and assigns.

     "Existing Leased Equipment" shall mean, collectively, all equipment, machinery and other personal property leased to the Borrower by the Existing Equipment Lessor under the Existing Equipment Lease.

     "Fourth Amendment" shall mean the Fourth Amendment to Credit Agreement, dated on or about the Sale-Leaseback Date, made by and among the Borrower, the Banks, the Administrative Agent and the Syndication Agent, amending this Agreement, among other things, to reflect the Banks' consent to the Sale-Leaseback Transaction.

     "Hops" shall mean Hops Grill & Bar, Inc. a Florida corporation and wholly-owned Subsidiary of the Borrower.

     "Hops Marks" shall mean any trade names, trademarks, service marks and other commercial symbols and applications related to the operation of "Hops Restaurant Bar & Brewery" restaurants on the Sale-Leaseback Realty.

     "Hops Marks License" shall mean the License Agreement, dated as of the Sale-Leaseback Date, between the Borrower, as licensor, and the SPV, as licensee, concerning the licensing of the Hops Marks to the SPV; together with all schedules and exhibits thereto; and any modifications or amendments thereof.

     "Sale-Leaseback Agreement" shall mean the Sale-Leaseback Agreement, dated on or prior to the Sale-Leaseback Date, between Hops and Avado, as "Seller" thereunder, and the SPV, as "Buyer" thereunder, concerning the sale and purchase of the Sale-Leaseback Property; together with all schedules and exhibits thereto; and any modifications or amendments thereof, including, particularly, any done to give effect to the Swap Equipment Transactions.

     "Sale-Leaseback Date" shall mean the date on which the Sale-Leaseback Transactions are consummated.

     "Sale-Leaseback Personalty" shall mean all machinery, equipment and other personal property of Hops located at the Sale-Leaseback Realty. The foregoing shall include, without limitation, any such machinery, equipment or other personal property conveyed to the SPV subsequent to the Sale-Leaseback Date in connection with the Swap Equipment Transactions.

     "Sale-Leaseback Proceeds" shall mean all Net Cash Proceeds derived by the Borrower from the Sale-Leaseback Transactions, including, without limitation, any such Sale-Leaseback Proceeds derived by Borrower subsequent to the Sale-Leaseback Date in connection with the Swap Equipment Transactions.

     "Sale-Leaseback Property" shall mean, collectively, (i) the Sale-Leaseback Realty and (ii) the Sale-Leaseback Personalty.

     "Sale-Leaseback   Realty"  shall  mean  the  real  property  on  which  the
following, existing locations of "Hops Restaurant Bar & Brewery" restaurants are situated:

                  Property No.                              Location
                  ------------                              --------
                      9004                                  Tampa, FL
                      9004B                                 Tampa, FL
                      9008                                  Tampa, FL
                      9010                                  N. Port Richey, FL
                      9011                                  Orlando, FL
                      9015                                  St. Petersburg, FL
                      9021                                  Stuart, FL
                      9022                                  Plantation, FL
                      9025                                  Pineville, NC
                      9026                                  Columbia, SC
                      9028                                  Kennesaw, GA
                      9032                                  Columbia, SC
                      9034                                  Orlando, FL
                      9035                                  Aurora, CO
                      9037                                  Brandon, FL
                      9039                                  Daytona Beach, FL
                      9048                                  Maple Grove, MN
                      9049                                  N. Charleston, SC
                      9056                                  Winter Park, FL
                      9063                                  Richmond, VA
                      9067                                  Lone Tree, CO


     "Sale-Leaseback Transactions" shall mean, collectively, the series of successive transactions, to occur on or after the Sale-Leaseback Date, pursuant to which (i) Hops shall convey the Sale-Leaseback Property to the SPV in exchange for the Sale-Leaseback Proceeds, which shall be paid to the Borrower directly on behalf of Hops, pursuant to the Sale-Leaseback Agreement, (ii) the SPV shall lease the Sale-Leaseback Property to Hops pursuant to the SPV Master Lease, (iii) the Borrower shall guaranty the payment obligations of Hops to the SPV arising under the SPV Master Lease pursuant to the SPV Master Lease Guaranty, and (iv) the Borrower shall license the use of the Hops Marks to the SPV pursuant to the Hops Marks License. In addition to the foregoing, the term "Sale-Leaseback Transactions" shall also include that portion of the Swap Equipment Transactions pertaining to the leasing of additional Sale-Leaseback Personalty under the SPV Master Lease, whether occurring on or subsequent to the Sale-Leaseback Date.

     "SPV" shall mean Pubs Property, LLC, a Delaware limited liability company which is not Affiliated with the Borrower.

     "SPV Master Lease" shall mean the Master Lease Agreement, dated on or about the Sale-Leaseback Date, between the SPV, as lessor, and Hops, as lessee, concerning the lease of the Sale-Leaseback Property to Hops by the SPV; together with all schedules and exhibits thereto, and any modifications and amendments thereof.

     "SPV Master Lease Guaranty" shall mean the Guaranty Agreement, dated on or about the Sale-Leaseback Date, made by the Borrower to and in favor of the SPV, concerning the guaranty by the Borrower of the payment obligations of Hops to the SPV arising under the SPV Master Lease; together with all schedules and exhibits thereto, and any modifications and amendments thereof.

     "Swap Equipment" shall mean all the equipment, machinery and other personal property of Hops located at such Hops' locations (in which, heretofore, a Lien has been granted to the Agent, on behalf of the Banks, as security for the payment of the Notes) as the Borrower shall select in coordination with the Existing Equipment Lessor, but which shall be acceptable in any event to the Administrative Agent, for swapping purposes, to satisfy the requirements of the SPV Master Lease, provided that the gross book value of all such equipment, machinery and other personal property of Hops at all such locations does not exceed $5,500,000.

     "Swap Equipment Transactions" shall mean, collectively, the series of successive transactions, to occur on or subsequent to the Sale-Leaseback Date, pursuant to which (i) the Existing Equipment Lessor shall convey any of the Existing Leased Equipment intended for lease pursuant to the SPV Master Lease to Hops or the Lessor, (ii) the Lenders shall release their Liens on the Swap Equipment, and (iii) Hops shall convey the Swap Equipment to the Existing
Equipment Lessor in substitution for that portion of the Existing Leased Equipment constituting Sale-Leaseback Personalty being conveyed by Hops to the SPV pursuant to the Sale-Leaseback Agreement.

2.       Consents.
-----------------

     2.1. Sale-Leaseback Transactions. The Banks do hereby consent to the Sale-Leaseback Transactions; and authorize and direct the Administrative Agent in conjunction therewith (i) to release all Liens on the Sale-Leaseback Property as and when made subject to the terms of the SPV Master Lease, and (ii) to subordinate any Liens on the Hops Marks to the extent necessary to reflect and permit the licensing thereof to the SPV under the Hops Marks License; provided, however, that each of the foregoing consents is expressly conditioned on (i) the entire Sale-Leaseback Proceeds being paid over and delivered by the Borrower to the Administrative Agent upon the Borrower's receipt thereof, whenever received (whether at or after the Sale-Leaseback Date) for application to outstanding Borrowings under the Line of Credit, to be shared ratably among the Banks; (ii) at least $24,800,000 of such Sale-Leaseback Proceeds shall be so received on the Sale-Leaseback Date; (iii) simultaneously with the Agent's receipt and application of such Net Cash Proceeds on the Sale-Leaseback Date, the aggregate Commitments of the Banks shall be permanently reduced by $20,000,000; that is, to $105,000,000, with such reduction to be shared ratably among all Banks; and
(iv) if aggregate Sale-Leaseback Proceeds, whenever received, ever exceed $28,500,000, then, any amount in excess of $28,500,000 shall also result, as and when received, in a permanent reduction in the aggregate Commitments of the Banks, to be shared ratably among them; (v) Sale-Leaseback Proceeds arising from the Swap Equipment Transactions must be at least $3,300,000; and (vi) no Default or Event of Default shall have occurred.

     2.2. Swap Equipment Transactions. The Banks do hereby consent to the Swap Equipment Transactions, as and when they should occur, and authorize and direct the Administrative Agent to release all Liens on the Swap Equipment in conjunction therewith; subject, however, to the Sale-Leaseback Transactions pertinent thereto occurring as prescribed in Section 2.1 above.

3.       Amendments.
-------------------

     3.1. Restructuring Fee. There shall be added to existing Section 2.6 of the Credit Agreement (Fees) a new Subsection 2.6.4, to read as follows:

     2.6.4 Restructuring Fee. In consideration of the Banks' entry into the Fourth Amendment, unless by May 31, 2001, all Debts, liabilities and obligations owing to the Banks and the Administrative Agent have been fully paid and satisfied and all Commitments have been terminated, then, effective as of June 1, 2001, the Banks shall have earned a restructuring fee, to be shared ratably among the Banks, which fee shall be due and payable upon the earliest to occur after May 31, 2001, of the following dates (the earliest of such dates being called herein the "Due Date"): (i) the Termination Date, (ii) that date, prior to the Termination Date, on which there occurs full payment of all Debts, liabilities and obligations owing to the Banks and the Administrative Agent and termination of all Commitments, or (iii) that date, prior to the Termination Date, on which there occurs termination of the Commitments and acceleration of the date for full payment of the Notes pursuant to Section 6.1 of the Credit Agreement; with the amount of such fee then being due and payable to be based upon the following schedule:

    If the Due Date Occurs:                     The Restructuring Fee Shall Be:

    ------------------------------------------- --------------------------------
    Subsequent to May 31, 2001, but                        $100,000
    on or prior to June 30, 2001
    ------------------------------------------- --------------------------------
    Subsequent to June 30, 2001, but                       $200,000
    on or prior to September 30, 2001

    ------------------------------------------- --------------------------------
    Subsequent to September 30,                            $300,000
    2001, but on or prior to
    December 31, 2001
    ------------------------------------------- --------------------------------
    Subsequent to December 31, 2001                        $400,000
    ------------------------------------------- --------------------------------


     This fee shall be separate and apart from any other fee paid (or payable) to the Banks or the Administrative Agent pursuant hereto or pursuant to the terms of the Fourth Amendment.

     3.2. Mandatory Reductions in Line of Credit. Existing Section 2.7.3 of the Credit Agreement shall be deleted in its entirety and the following revised version of Section 2.7.3 shall be substituted in its place (in order to reflect, among other things, the reduction in the Commitments resulting from the consummation of the Sale-Leaseback Transactions):

     2.7.3. Mandatory Ratable Reductions in Commitments. Prior to the Commitments being reduced to zero on the Termination Date, the Commitments of the Banks shall reduce ratably, beginning with the Fiscal Quarter of Borrower ending on April 4, 2001, and continuing thereafter at the end of each succeeding Fiscal Quarter, by the amounts prescribed below as of each quarterly reduction date prescribed below corresponding thereto:


           Quarterly Reduction Date:                Quarterly Reduction Amount
           ------------------------                 --------------------------
           April 4, 2001                                     $7,500,000
           July 1, 2001                                      $7,500,000
           September 30, 2001                                $7,500,000
           December 30, 2001                                 $7,500,000
           March 31, 2002                                    $7,500,000


     Effective with each mandatory reduction in the Commitments prescribed above, the Borrower shall be required to repay Borrowings then outstanding by that amount necessary to cause total Borrowings then outstanding not to exceed the total amount of the Commitments, as so reduced each quarter, in accordance with the terms of Section 2.9.1. If the Borrower should fail at any time or from time to time to repay its Borrowings by the amounts required to be made in conjunction with any reduction in Commitments prescribed hereinabove, as and when so required to be made, its failure to do so shall constitute an Event of Default and permit the Administrative Agent, on behalf of the Banks, to exercise the rights and remedies provided herein and in the Loan Documents attendant upon such Event of Default occurring. Without limitation of such attendant rights and remedies, the Borrower acknowledges and agrees that the Administrative Agent may, as the Borrower's attorney-in-fact, cause the Capital Stock of Belgo, PLC, then being held by it as collateral hereunder, or such portions thereof as the Administrative Agent determines, in its sole discretion, to be sold by the most expeditious means practicable, after first giving Borrower three (3) Business Days advance notice thereof (which notice period shall supersede and replace any notice period otherwise set forth in the Loan Documents in respect of such action), and apply any cash proceeds (net of all expenses of sale) derived therefrom to the Borrowings, without necessity of further notice to, or demand upon, the Borrower to do so, and without any liability to the Borrower for the price obtained in any such sale or any tax liability of the Borrower resulting from any such sale. The Commitments of the Banks shall also reduce ratably by the amount of any mandatory prepayments of Borrowings from Asset Sales or Asset Recoveries made subsequent to the Sale-Leaseback Date pursuant to Section 2.9.2 (subject to the limitations thereon set forth therein); it being understood and agreed in connection therewith that any such reductions to the Commitments made from Asset Sales or Asset Recoveries occurring subsequent to the Sale-Leaseback Date (excluding Sale-Leaseback Proceeds, whenever received) shall be counted against the amount of the quarterly reductions in the Commitments prescribed in the table set forth above. For example, and without limitation, if the total amount of Asset Recoveries and Net Cash Proceeds from Asset Sales made during the period subsequent to the Sale-Leaseback Date but prior to April 4, 2001 equals $4,000,000, and the Commitments have been reduced by $3,000,000 as of such date in accordance with the terms of Section 2.9.2, then, on April 4, 2001, an additional $4,500,000 of the Commitments shall be required to be reduced in order that total reductions in Commitments by such date amount to $7,500,000. The Commitments, once reduced pursuant to the operation of this Section 2.7.3, shall not be reinstated by the Banks; that is, all such reductions shall be permanent.

     The unused commitment fees, payable to each Bank in respect of its Unused Commitment shall continue to be due and payable at the times and in the amounts prescribed in Section 2.6.1, notwithstanding implementation of the foregoing reductions in Commitments (however, in accordance with the definition thereof, the Unused Commitments shall adjust consistent with each reduction in the Commitments and the amounts of the unused commitment fees shall be adjusted accordingly).

     3.3. Asset Sales and Asset Recoveries. Existing Section 2.9.2 of the Credit Agreement shall be deleted in its entirety and the following revised version of said Section 2.9.2 shall be substituted in its place (in order to reflect, among other things, a revised methodology in determining concurrent mandatory reductions in Commitments):

     2.9.2. Asset Sales and Asset Recoveries. To the extent that, (i) in accordance with the provisions of Section 5.11, the Borrower or any of its Subsidiaries consummates any Asset Sale on or subsequent to the Sale-Leaseback Date, or (ii) the Borrower or any of its Subsidiaries collects any loan or advance made pursuant to clause (xi) of Section 5.20 or otherwise makes any recoveries in respect of any "investments" (as that term is defined in the introductory paragraph to Section 5.20, and including particularly, but without limitation, the "Real Receivable," as that term is defined in Section 2.2(f) of Consent and Waiver No. 3 to this Agreement) (the foregoing herein called, individually and collectively, "Asset Recoveries"), on or subsequent to the Sale-Leaseback Date, then, as soon as received, the Borrower shall apply an amount equal to one hundred percent (100%) of the Net Cash Proceeds from such Asset Sale, in the case of clause (i) above, and one hundred percent (100%) of the amount of such Asset Recovery, in the case of clause (ii) above, to repay then outstanding Revolving Loans and, if Revolving Loans are reduced to zero, Swing Loans, plus, in each case, accrued interest thereon to the date of prepayment and any compensation required to be paid to any Banks by Section 8.6. In each such case, the Commitments of the Banks shall also be simultaneously reduced by an amount equal to seventy-five percent (75%) of such Net Cash Proceeds so received and applied; provided, however, that, notwithstanding the foregoing, (i) in respect of Sale-Leaseback Proceeds, the terms of Section 2.1 of the Fourth Amendment shall govern and control, and (ii) if and to the extent any Event of Default or Default exists at the time any such Net Cash Proceeds are received and applied, the Commitments shall reduce, instead, by an amount equal to one hundred percent (100%) of such Net Cash Proceeds.

     3.4. Modifications to Existing Financial Covenants and Addition of New Financial Covenant. Existing Sections 5.4, 5.5, 5.6 and 5.7 of the Credit

Agreement shall be deleted, each in its entirety, and the following revised versions of said Sections 5.4, 5.5, 5.6 and 5.7, respectively, shall be substituted in their place and any Default or Event of Default heretofore existing solely in respect of the Borrower's failure to comply with Sections 5.4, 5.5, 5.6 and 5.7 for the Fiscal Quarter ending October 1, 2000 (prior to giving effect to this Amendment) are hereby waived by the Banks:

     SECTION   5.4   Adjusted   Total   Debt/Adjusted   Total   Capital   Ratio.

     The Adjusted Total Debt/Adjusted Total Capital Ratio will not at any time exceed .73:1.0.

     SECTION 5.5 Fixed Charge Coverage Ratio.

     Borrower's Fixed Charge Coverage Ratio, measured on a rolling four (4) Fiscal Quarters' basis, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending closest to October 1, 2000, shall be not less than the ratio prescribed below for each Fiscal Quarter prescribed below corresponding thereto:


                  Fiscal Quarter Ending:                             Ratio
                  ---------------------                              -----
                  October 1, 2000                                    1.10:1
                  December 31, 2000                                  1.25:1
                  April 4, 2001                                      1.30:1
                  July 1, 2001                                       1.30:1
                  September 30, 2001                                 1.40:1
                  December 30, 2001                                  1.45:1
                  March 31, 2002                                     1.50:1
                  and thereafter


     SECTION 5.6 Total Debt/EBITDA Ratio.

     The ratio which (i) the Total Debt of the Borrower and its Consolidated Subsidiaries at the end of any Fiscal Quarter, commencing with the Fiscal Quarter ended closest to October 1, 2000, bears to (ii) the EBITDA of the Borrower and its Consolidated Subsidiaries, measured on a rolling four (4) Fiscal Quarters' basis as of the end of such Fiscal Quarter (the "Total Debt/EBITDA Ratio"), shall be not more than the ratio prescribed below as of the end of each Fiscal Quarter corresponding thereto:


                  Fiscal Quarter Ending:                             Ratio
                  ---------------------                              -----
                  October 1, 2000                                    6.00:1
                  December 31, 2000                                  4.70:1
                  April 4, 2001                                      4.45:1
                  July 1, 2001                                       4.40:1
                  September 30, 2001                                 4.10:1
                  December 30, 2001                                  3.90:1
                  March 31, 2002                                     3.75:1
                  and thereafter


     In computing EBITDA in respect of the foregoing ratio, the ratio set forth in Section 5.7 below and the minimum amount of EBITDA set forth in Section 5.7A below, (a) any asset or stock dispositions by the Borrower consisting of the sale of a business line, segment or other group of related restaurants occurring within a Fiscal Quarter shall be accounted for by reducing EBITDA by the individual EBITDA attributable to each store within such group for such Fiscal Quarter and the three (3) preceding Fiscal Quarters or, in the event that any such restaurant had negative individual EBITDA for such periods, by increasing

EBITDA by the amount of such negative EBITDA; and (b) any asset or stock acquisitions by the Borrower, to the extent otherwise then permitted to occur hereunder (and without implying such permission), consisting of the purchase of a business, line, segment or other group of related restaurants occurring within a Fiscal Quarter shall be accounted for by increasing EBITDA by the individual EBITDA attributable to each store within such group for such Fiscal Quarter and for the three (3) preceding Fiscal Quarters or, in the event that any such store had negative individual EBITDA for such periods, by decreasing EBITDA by the amount of such negative EBITDA; in each instance, on an historical basis, in a manner which the Borrower shall determine, but subject to prior review with, and approval by, the Administrative Agent.

     SECTION 5.7. Total Senior Debt/EBITDA Ratio. The ratio which (i) the Total Senior Debt of the Borrower and its Consolidated Subsidiaries at the end of any Fiscal Quarter, commencing with the Fiscal Quarter ended closest to October 1, 2000, bears to (ii) EBITDA of the Borrower and its Consolidated Subsidiaries, measured on a rolling four (4) Fiscal Quarters' basis as of the end of such Fiscal Quarter (adjusted, however, as reflected in Section 5.6), shall be not more than the amounts prescribed below for each Fiscal Quarter prescribed below corresponding thereto:


                  Fiscal Quarter Ending:                             Ratio
                  ---------------------                              -----
                  October 1, 2000                                    4.30:1
                  December 31, 2000                                  3.25:1
                  April 4, 2001                                      3.05:1
                  July 1, 2001                                       3.00:1
                  September 30, 2001                                 2.75:1
                  December 30, 2001                                  2.55:1
                  March 31, 2002                                     2.50:1
                  and thereafter


     and there shall be added to the Credit Agreement, immediately following amended Section 5.7 thereof (see above), a new Section 5.7A, to read as follows:

     SECTION 5.7A. Minimum EBITDA. EBITDA of the Borrower and its Consolidated Subsidiaries for each of the following Fiscal Quarters shall be at least that amount prescribed opposite such Fiscal Quarter:


                Fiscal Quarter Ending:                             EBITDA
                ---------------------                              ------
                December 31, 2000                               $17,900,000
                April 4, 2001                                   $17,700,000
                July 1, 2001                                    $20,000,000
                September 30, 2001                              $15,000,000
                December 30, 2001                               $19,000,000
                March 31, 2002                                  $17,000,000
                and thereafter


     3.5.  Asset  Sales.  There  shall be  deemed  added to the end of  existing
Section 5.11 of the Credit Agreement the following sentence:

     Notwithstanding, however, the preceding terms of this Section 5.11 or the terms of clause (vii) of Section 9.6 below, so long as no Default or Event of Default shall have occurred, no consent of the Banks shall be required for any Asset Sale otherwise made in conformity with the preceding terms of this Section
5.11 (but for the provision concerning consents) if, but only if, such Asset Sale concerns the properties listed below and the Net Cash Proceeds derived therefrom are not less than ninety percent (90%) of the targeted amount prescribed below opposite each such listed property (the foregoing herein called, for each such property, "Minimum Net Cash Proceeds"):

------------------------------------------------------ -------------------------
                                                                 Targeted
               Property                                          Net Cash
                                                                 Proceeds
------------------------------------------------------ -------------------------
      Harrigan's real estate                                     $2,000,000
------------------------------------------------------ -------------------------
      Sale of DP Alpharetta site                                 $1,000,000
------------------------------------------------------ -------------------------
      Sale of DP office (Bedford, TX)                            $5,250,000
------------------------------------------------------ -------------------------
      Sale of Gainesville Hardee's                                 $810,000
------------------------------------------------------ -------------------------
      Sale of Hops Aventura site                                 $1,000,000
------------------------------------------------------ -------------------------
      Sale of Williamsburg Applebee's                              $480,000
------------------------------------------------------ -------------------------
      Collection of Wis. Hospitality note                        $1,200,000
------------------------------------------------------ -------------------------
      Collection of Apple Capital note (2001)                    $2,400,000
------------------------------------------------------ -------------------------
      Sale of Belgo Group PLC stock (203,233,460 shares)         $7,000,000
      (prorated per share, if less than 100% is sold)
------------------------------------------------------ -------------------------


     and the Administrative Agent may, without the consent of any Bank, release the Liens of the Administrative Agent on any such properties made subject to any Asset Sale provided that such Minimum Net Cash Proceeds are received as prescribed hereinabove prior thereto and applied as prescribed in Section 2.9.2.

     3.6. New Limit on Capital Expenditures. Clause (ii) of Section 5.20 of the Credit Agreement shall be deleted in its entirety and the following revised version of said clause (ii) of Section 5.20 shall be substituted in its place:

     (ii) Capital Expenditures. Make capital expenditures in the ordinary course of business; provided, however, commencing with the Fiscal Year ending closest to December 31, 2000, capital expenditures shall be limited, in amount as follows: (i) for the Fiscal Year ending closest to December 31, 2000, $50,000,000; (ii) for the Fiscal Year ending closest to December 31, 2001, $25,000,000; provided, however, that, within the Fiscal Year ending closest to December 31, 2001, in addition to the aforesaid overall limitation (A) capital expenditures shall not exceed, in any event (1) $6,600,000 for the Fiscal Quarter ending April 4, 2001, (2) $13,200,000, on a cumulative basis, for the two (2) Fiscal Quarters' period ending July 1, 2001, and (3) $20,400,000, on a cumulative basis, for the three (3) Fiscal Quarters' period ending September 30, 2001, and (B) no such capital expenditures in excess of $3,000,000 may be made in any one Fiscal Quarter in such Fiscal Year unless and until the Agent has received financial statements from the Borrower confirming its continuing compliance with all financial covenants set forth in Sections 5.4 through 5.7 hereof and this clause (ii) of Section 5.20 as of and for the preceding Fiscal Quarter; and (iii) for each Fiscal Year subsequent to the fiscal year ending closest to December 31, 2001, $12,500,000. In addition to the foregoing, in each Fiscal Year subsequent to the Fiscal Year ending closest to December 31, 2000, capital expenditures shall not include any expenditures for the purchase of land or buildings or real estate interests other than fixtures and leasehold improvements.

     3.7. Special Life Insurance Program. The permission, heretofore granted to the Borrower, pursuant to Section 5.20(ix) of the Credit Agreement, to invest up to $850,000 per Fiscal Year in the making of annual premiums payable on certain life insurance policies on the lives of Tom E. DuPree, Jr. and Anne DuPree, is hereby revoked, effective immediately, but any funds invested therein through the Amendment Date shall remain as permitted investments.

     3.8. Restaurant Concepts. Notwithstanding any other prohibition or restriction thereon heretofore existing in respect of investment in restaurant concepts and joint ventures under Section 5.20(x) of the Credit Agreement, so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may invest up to $1,000,000, in the aggregate, in the "San Marzano" restaurant concept/joint venture subsequent to the Amendment Date (the amount of investment by the Borrower therein as of the Amendment Date being zero); provided, however, that, subsequent to the Amendment Date no further investments may be made pursuant to said Section 5.20(x), of whatever sort, in any restaurant concept or joint venture except for the aforementioned "San Marzano" investment.

     3.9. Certain Advances to Affiliates. All loans and advances to Affiliates, including, particularly, but without limitation, Tom E. DuPree, Jr., outstanding on the Amendment Date pursuant to the operation and effect of former Section 5.20(xi) (none being permitted to be made since March 31, 2000 in conjunction with the elimination of the permissions granted under said clause (xi) as of such date), shall be repaid in full not later than the Termination Date, notwithstanding any provision of the Credit Agreement heretofore requiring any earlier date; e.g., March 31, 2001, as the deadline date for such full payment to be made.

     3.10. Restrictions on Dividends. Existing Section 5.22 of the Credit Agreement is hereby deleted in its entirety and the following revised version of said Section 5.22 is substituted in its place:

     SECTION 5.22 Dividends and Distributions. The Borrower will not, nor will the Borrower permit any Subsidiary to, (i) pay any cash dividend; (ii) make any capital distribution; (iii) redeem, repurchase or retire for cash any Capital Stock; provided, however, that, notwithstanding the foregoing, (A) each Subsidiary may make Distributions on any Capital Stock of such Subsidiary owned by the Borrower or another Consolidated Subsidiary which is a Subsidiary Guarantor, and (B) the Borrower may make distributions from time to time in respect of the TECONS as and when due and payable in accordance with the terms thereof.

4.       Miscellaneous.
----------------------

     4.1. Effect and Effective Date of Amendments. The effective date of the amendments to the Credit Agreement set forth hereinabove shall be the Amendment Date. Except as set forth expressly herein, all terms of the Credit Agreement shall remain unchanged and in full force and effect. It is not intended by the Parties that this Amendment constitute, and this Amendment, shall not constitute a novation.

     4.2. Georgia Law. This Amendment shall be construed in accordance with and governed by the law of the State of Georgia.


     4.3.  Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     4.4. Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof, and shall supersede and replace any agreements or commitments to agree, whether oral or written, heretofore existing in regard thereto.

     4.5. Restatement of Representations and Warranties; Certifications. To induce all other Parties to enter into this Amendment, the Borrower (A) hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Credit Agreement; (B) hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and in the Loan Documents, as amended hereby, effective as of the date hereof. The Borrower hereby certifies that, after giving effect to this Amendment, no Default has occurred which is continuing other than any which, heretofore, has been waived in writing by the Banks. The Borrower hereby further certifies that, as of the date hereof, no right of setoff, defense, counterclaim or cross-claim exists in its or any Subsidiary's favor in respect of any debts, liabilities or obligations of the Borrower or any Subsidiary to any Lender, the Administrative Agent or the Syndication Agent and the agents, officers and employees of each of them (the "Other Parties") arising under or pursuant to the Credit Agreement; and the Borrower, for itself and each Subsidiary, hereby waives and releases each of the Other Parties from any claim, action or cause of action which exists, or hereafter may exist, in the Borrower's or any Subsidiary's favor in respect of any action (or failure to act) taken (or omitted to be taken) by any of the Other Parties in connection herewith or pursuant to the Credit Agreement.

     4.6. Borrower as Agent. In executing this Amendment, Borrower is acting for itself individually and as agent for each Subsidiary which is party to any Loan Document, and, in the latter regard, binding each such Subsidiary to the terms hereof without necessity of giving further notice to, or obtaining any further consent from, any such Subsidiary.

     4.7. Introduction of Consultants. As soon as practicable after the Amendment Date, but in any event not later than November 3, 2000, the Administrative Agent shall, for the benefit of the Banks, retain the services of a nationally recognized firm of forensic accounting consultants reasonably acceptable to the Required Banks for the purpose of reviewing the Borrower's historical and forecasted financial performance and condition (with a particular emphasis on cash flows) and related matters pertaining to the Borrower's business operations on an ongoing basis; and the Borrower shall reimburse the Agent for the reasonable costs and expenses of such consultants, provided that, unless an Event of Default then exists, such reimbursements shall not exceed, within any consecutive twelve (12) months' period, the aggregate sum of $100,000. In further regard to the foregoing, the Borrower agrees to cooperate with such consultants in accomplishing such review on a timely basis.

     4.8. Additional Reporting. With reference to Section 5.19, henceforth, the Borrower shall provide the Banks weekly with a rolling cash flow forecast for the thirteen (13) weeks following the report date, together with a report of the prior week's actual performance compared to projections, to be in such form and detail as the Administrative Agent or the Syndication Agent may reasonably request.

     5. Conditions Precedent. The following shall constitute express conditions precedent to any obligations of the Banks hereunder: (i) the Administrative Agent shall have received from the Borrower and each Bank a duly executed counterpart of this Amendment; (ii) the Administrative Agent shall have received from the Secretary (or any Assistant Secretary) of the Borrower an incumbency and authority certificate in respect of the officer(s) executing this Amendment on behalf of the Borrower, in form and substance satisfactory to the Administrative Agent; (iii) the Administrative Agent shall have received from the Borrower's legal counsel an opinion of counsel as to this transaction and the transactions contemplated hereby; (iv) the Administrative Agent shall have received from the Borrower, reviewed and approved the terms of the Sale-Leaseback Agreement, the SPV Master Lease, the SPV Master Lease Guaranty and all other documents pertaining to the Sale-Leaseback Transactions and, to the extent occurring on the Sale-Leaseback Date, the Swap Equipment Transactions; (v) the Sale-Leaseback Transactions and, to the extent occurring on the Sale-Leaseback Date, the Swap Equipment Transactions shall have been consummated in accordance with the terms hereof and, without limitation, the conditions described in Section 2.1, excluding those in clause (v) thereof, shall have been satisfied; and (vi) the Administrative Agent shall have received from the Borrower evidence satisfactory to the Administrative Agent that all consents and approvals of third party creditors of the Borrower (excluding the Banks) necessary to permit the consummation of the Sale-Leaseback Transactions and, to the extent occurring on the Sale-Leaseback Date, the Swap Equipment Transactions have been obtained on terms which do not contravene any terms hereof or of the Credit Agreement. If each of the foregoing conditions precedent is not completely fulfilled by October 20, 2000, then effective on such date, this Amendment shall cease to be effective.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers, as of the day and year first above written.


                                            "BORROWER"

                                            AVADO BRANDS, INC.


                                            By:_________________________________
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------


                                            Attest:
                                                   -----------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------

                                            "BANKS"

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as the Administrative
                                            Agent and as a Bank


                                            By:
                                               ---------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                        FLEET NATIONAL BANK, as successor
                                            to BANKBOSTON, N.A., as Syndication
                                            Agent and as a Bank


                                             By:________________________________
                                                  Name:_________________________
                                                  Title:________________________

                                            SUNTRUST BANK, as a Bank


                                             By:________________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                            COOPERATIEVE CENTRALE
                                            RAIFFEISEN-BOERENLEENBANK B.A.,
                                            "RABOBANK INTERNATIONAL,"
                                            NEW YORK BRANCH, as a Bank


                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________


                                            By:_________________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                            COMERICA BANK, as a Bank


                                            By:_________________________________
                                                  Name:_________________________
                                                  Title:________________________

                                            SOUTHTRUST BANK, NATIONAL
                                            ASSOCIATION, as a Bank


                                            By:_________________________________
                                                  Name:_________________________
                                                  Title:________________________